UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2011

PULSE ELECTRONICS CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number: 001-05375

PA	23-1292472
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1210 Northbrook Drive, Suite 470, Trevose, PA 19053
(Address of principal executive offices, including zip code)

(215) 355-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⊠ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events

On March 24, 2011, Pulse Electronics Corporation issued a press release announcing board nominees for its 2011 annual meeting of shareholders and the appointment of Ralph Faison as chairman of the board.  The press release is attached as Exhibit 99.1 and is incorporated by reference.

Item 9.01.      Financial Statements and Exhibits

 (d)  Exhibits

 Exhibit 99.1     Press release dated March 24, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULSE ELECTRONICS CORPORATION
Date:	March 24, 2011

/s/ Drew A. Moyer
Drew A. Moyer
Senior Vice President and
Chief Financial Officer